SUPPLEMENT TO FIDELITY'S MICHIGAN MUNICIPAL FUNDS' FEBRUARY 28, 2000
PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 26.

George Fischer is vice president and manager of Spartan Michigan
Municipal Income Fund, which he has managed since July 2000. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr.
Fischer has worked as a research analyst and manager.